Morris Publishing Group, LLC
Unaudited Pro Forma Condensed Consolidated Financial Information
As of September 30, 2007
(Dollars in thousands)

General Information

The following unaudited pro forma condensed consolidated financial information sets forth the historical information for the nine months ended September 30, 2007 and 2006 and the twelve months ended December 31, 2006, 2005 and 2004, and as of September 30, 2007 derived from the Company's historical consolidated financial statements.

The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2007 and 2006 and the twelve months ended December 31, 2006, 2005 and 2004 give effect to the following transaction as if it had occurred on January 1, 2004 (the earliest period presented). The unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 gives effect to the following transaction as if it had occurred on the balance sheet date:

•
 On November 30, 2007, Morris Publishing Group, LLC (the “Company”) completed the sale of fourteen daily newspapers, three nondaily newspapers, a commercial printing operation and other related publications to GateHouse Media, Inc. (“GateHouse”). The total purchase price was $115 million plus a working capital adjustment, with GateHouse electing to pay $10 million in the form of a one-year promissory note bearing interest at 8% per annum, and the remainder in cash.

As result of this transaction, the Company was required by the covenants of its Credit Agreement dated as of December 14, 2005 (the "Credit Agreement") to utilize all of the net after-tax sales proceeds to prepay the Tranche A Term Loan. In satisfaction of this requirement, the Company prepaid $85 million of the $175 million outstanding on theTranche A Term Loan following the closing of the transaction.

These unaudited pro forma financial statements should be read in conjunction with the historical condensed consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 and the historical consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December, 31, 2006. The unaudited pro forma financial statements do not purport to represent what the Company’s results of operations or financial position would have been if these transactions had occurred on the date indicated and are not intended to project the Company’s results of operations or financial position for any future period or date.

The unaudited pro forma adjustments are based on estimates and certain assumptions that the Company believes are reasonable. The pro forma adjustments and primary assumptions are described in the accompanying notes.

Morris Publishing Group, LLC

Unaudited pro forma condensed consolidated balance sheets
As of September 30, 2007

(Dollars in thousands)	Morris Publishing Group (a)	Businesses sold (b)	Other adjustments (c)		Pro forma Morris Publishing

ASSETS
CURRENT ASSETS:

Cash and cash equivalents	$5,597	$(420)	$-		$5,177
Cash received at the closing of the transaction	-	-	105,000	(1)	105,000
Prepayment of Tranche A Term Loan	-	-	(85,000	) (2)	(85,000)
Working capital adjustment received at the closing of the transaction	-	-	2,500	(3)	2,500
Prepayment of income taxes to Morris Communications relating to gain on sale	-	-	(20,000	) (4)	(20,000)
	5,597	(420)	2,500		7,677

Accounts receivable, net	51,425	(7,582)	-		43,843
Inventories	5,220	(1,881)	-		3,339
Deferred income taxes, net	2,009	(373)	-		1,636
Note receivable	-	-	10,000	(1)	10,000
Prepaid and other current assets	1,340	(225)	-		1,115
Total current assets	65,591	(10,481)	12,500		67,610
NET PROPERTY AND EQUIPMENT	142,227	(15,096)	-		127,131
OTHER ASSETS:
Goodwill	188,394	(17,709)	-		170,685
Intangible assets, net	9,637	(818)	-		8,819
Deferred loan costs and other assets, net	10,649	(2)	(390	) (5)	10,257
Total other assets	208,680	(18,529)	(390)		189,761
Total assets	$416,498	$(44,106)	$12,110		$384,502
LIABILITIES AND MEMBER'S DEFICIENCY IN ASSETS
CURRENT LIABILITIES:
Accounts payable	$10,126	$-	$-		$10,126
Current maturities of long-term debt	8,750	-	(4,250	) (2)	4,500
Accrued interest	4,304	-	-		4,304
Due to Morris Communications	983	-	-		983
Deferred revenues	18,113	(3,223)	-		14,890
Accrued employee costs	9,893	-	-		9,893
Other accrued liabilities	2,952	-	-		2,952
Total current liabilities	55,121	(3,223)	(4,250)		47,648
LONG-TERM DEBT, less current portion	517,250	-	(80,750	) (2)	436,500
DEFERRED INCOME TAXES, less current portion	16,503	(1,278)	-		15,225
POST RETIREMENT BENEFITS DUE TO MORRIS COMMUNICATIONS	26,857	(5,595)	-		21,262
OTHER LONG-TERM LIABILITIES	3,948	(100)	-		3,848
Total liabilities	619,679	(10,196)	(85,000)		524,483
MEMBER'S DEFICIENCY IN ASSETS

Member's deficit	(201,685)	-	-		(201,685)
(Net book value of assets sold)/total sales price	-	(33,623)	115,000	(1)	81,377
Tax effect of gain on sale of businesses	-	-	(32,388	) (6)	(32,388)
Working capital adjustment	-	(2,500)	2,500	(3)	-
Other adjustments	-	2,213	(390	) (5)	1,823
	(201,685)	(33,910)	84,722		(150,873)

Loan payable to/(receivable from) Morris Communications, net	(1,496)	-	-		(1,496)
Income taxes payable on gain on sale of businesses	-	-	32,388	(6)	32,388
Prepayment of income taxes to Morris Communications relating to gain on sale	-	-	(20,000	) (4)	(20,000)
	(1,496)	-	12,388		10,892

Total member's deficiency in assets	(203,181)	(33,910)	97,110		(139,981)
Total liabilities and member's deficiency in assets	$416,498	$(44,106)	$12,110		$384,502

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Morris Publishing Group, LLC
Unaudited pro forma condensed consolidated statements of income
For the nine months ended September 30, 2007

(Dollars in thousands)	Morris Publishing Group (a)	Less: businesses sold (b)	Other adjustments (c)		Pro forma Morris Publishing

NET OPERATING REVENUES:
Advertising	$267,273	$38,271	$-		$229,002
Circulation	50,941	7,891	-		43,050
Other	11,947	4,845	-		7,102
Total net operating revenue	330,161	51,007	-		279,154

Labor and employee benefits	133,813	24,126	-		109,687
Newsprint, ink and supplements	35,753	5,487	-		30,266
Other operating costs (excluding depreciation and amortization)	100,283	12,544	(3,318	) (1)	84,421
Depreciation and amortization expense	14,443	1,774	-		12,669
Total operating expenses	284,292	43,931	(3,318)		237,043
Operating income	45,869	7,076	3,318		42,111

Interest expense, including amortization of debt issuance costs	28,370	-	(4,712	) (3)	23,658
Other, net	(175)	(11)	-	(4)	(164)
Total other expenses, net	28,195	(11)	(4,712)		23,494
INCOME BEFORE INCOME TAXES	17,674	7,087	8,031		18,618
PROVISION FOR INCOME TAXES	6,978	-	432	(2)	7,410
NET INCOME	$10,696	$7,087	$7,599		$11,208

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Morris Publishing Group, LLC
Unaudited pro forma condensed consolidated statements of income
For the nine months ended September 30, 2006

(Dollars in thousands)	Morris Publishing Group (a)	Less: businesses sold (b)	Other adjustments (c)		Pro forma Morris Publishing

NET OPERATING REVENUES:
Advertising	$287,776	$39,421	$-		$248,355
Circulation	52,113	8,158	-		43,955
Other	11,750	5,567	-		6,183
Total net operating revenue	351,639	53,146	-		298,493

Labor and employee benefits	131,326	24,838	-		106,488
Newsprint, ink and supplements	44,502	6,310	-		38,192
Other operating costs (excluding depreciation and amortization)	96,921	12,423	(3,465	) (1)	81,033
Depreciation and amortization expense	15,933	1,740	-		14,193
Total operating expenses	288,682	45,310	(3,465)		239,907
Operating income	62,957	7,835	3,465		58,587

Interest expense, including amortization of debt issuance costs	27,560	-	(3,903	) (3)	23,657
Other, net	(188)	(10)	-	(4)	(178)
Total other expenses, net	27,372	(10)	(3,903)		23,479
INCOME BEFORE INCOME TAXES	35,585	7,846	7,368		35,107
PROVISION FOR INCOME TAXES	13,619	-	354	(2)	13,973
NET INCOME	$21,966	$7,846	$7,014		$21,135

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Morris Publishing Group, LLC
Unaudited pro forma condensed consolidated statements of income
For the twelve months ended December 31, 2006

(Dollars in thousands)	Morris Publishing Group (a)	Less: businesses sold (b)	Other adjustments (c)		Pro forma Morris Publishing

NET OPERATING REVENUES:
Advertising	$389,345	$53,100	$-		$336,245
Circulation	69,691	10,852	-		58,839
Other	16,119	7,435	-		8,684
Total net operating revenue	475,155	71,387	-		403,768

Labor and employee benefits	176,163	32,055	-		144,108
Newsprint, ink and supplements	59,901	8,305	-		51,596
Other operating costs (excluding depreciation and amortization)	131,112	16,875	(4,673	) (1)	109,564
Depreciation and amortization expense	21,432	2,332	-		19,100
Total operating expenses	388,608	59,567	(4,673)		324,369
Operating income	86,547	11,820	4,673		79,399

Interest expense, including amortization of debt issuance costs	37,059	-	(5,516	) (3)	31,543
Other, net	(451)	(12)	-	(4)	(439)
Total other expenses, net	36,608	(12)	(5,516)		31,104
INCOME BEFORE INCOME TAXES	49,939	11,832	10,188		48,295
PROVISION FOR INCOME TAXES	19,664	-	(442	) (2)	19,222
NET INCOME	$30,275	$11,832	$10,631		$29,074

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Morris Publishing Group, LLC
Unaudited pro forma condensed consolidated statements of income
For the twelve months ended December 31, 2005

(Dollars in thousands)	Morris Publishing Group (a)	Less: businesses sold (b)	Other adjustments (c)		Pro forma Morris Publishing

NET OPERATING REVENUES:
Advertising	$378,338	$52,126	$-		$326,212
Circulation	70,615	10,821	-		59,794
Other	16,154	7,810	-		8,344
Total net operating revenue	465,107	70,756	-		394,351

Labor and employee benefits	176,832	32,496	-		144,336
Newsprint, ink and supplements	55,932	8,095	-		47,837
Other operating costs (excluding depreciation and amortization)	122,878	16,262	(4,610	) (1)	102,006
Depreciation and amortization expense	21,965	2,312	-		19,653
Total operating expenses	377,607	59,165	(4,610)		313,832
Operating income	87,500	11,592	4,610		80,518

Interest expense, including amortization of debt issuance costs and loss on extinguishment of debt	36,648	-	(5,093	) (3)	31,555
Other, net	(214)	(40)	-	(4)	(174)
Total other expenses, net	36,434	(40)	(5,093)		31,381
INCOME BEFORE INCOME TAXES	51,066	11,632	9,703		49,137
PROVISION FOR INCOME TAXES	19,776	-	(219	) (2)	19,557
NET INCOME	$31,290	$11,632	$9,922		$29,581

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Morris Publishing Group, LLC
Unaudited pro forma condensed consolidated statements of income
For the twelve months ended December 31, 2004

(Dollars in thousands)	Morris Publishing Group (a)	Less: businesses sold (b)	Other adjustments (c)		Pro forma Morris Publishing

NET OPERATING REVENUES:
Advertising	$367,560	$52,413	$-		$315,147
Circulation	70,197	10,687	-		59,510
Other	17,977	9,004	-		8,973
Total net operating revenue	455,734	72,104	-		383,630

Labor and employee benefits	177,905	33,994	-		143,911
Newsprint, ink and supplements	53,848	8,328	-		45,520
Other operating costs (excluding depreciation and amortization)	121,172	16,837	(4,697	) (1)	99,638
Depreciation and amortization expense	21,097	2,080	-		19,017
Total operating expenses	374,022	61,238	(4,697)		308,087
Operating income	81,712	10,866	4,697		75,543

Interest expense, including amortization of debt issuance costs	32,281	-	(603	) (3)	31,678
Other, net	(571)	(84)	-	(4)	(487)
Total other expenses, net	31,710	(84)	(603)		31,191
INCOME BEFORE INCOME TAXES	50,002	10,950	5,300		44,352
PROVISION FOR INCOME TAXES	19,694	-	(2,042	) (2)	17,652
NET INCOME	$30,308	$10,950	$7,342		$26,700

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Morris Publishing Group, LLC
Notes and Management’s Assumptions
to Unaudited Pro Forma Condensed Consolidated Financial Statements
(Dollars in thousands)

1.	Adjustment to unaudited pro forma condensed consolidated balance sheet

(a)	Morris Publishing Group

Reflects historical unaudited consolidated statement of financial position as of September 30, 2007 for the Company as reported in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2007

(b)	Businesses sold

Reflects the elimination of the book value of certain assets and liabilities included in the historical balance sheet of the Company as of September 30, 2007 which were related to the sale of fourteen daily newspapers, three nondaily newspapers, a commercial printing operation and other related publications to GateHouse (the "transaction").

The Company operates and reports its financial results as a single operating segment and does not maintain a separate balance sheet for each business. Therefore, distinct asset and liability balances are generally not available for each business except in those instances where separate subsidiary ledgers exist. The following is a summary of the methodology used to determine the book value of the assets and liabilities related to the transaction:

a)
The cash, accounts receivable, inventory, finite-lived intangible assets, prepaid and other current assets, and deferred revenue balances are allocated based on subsidiary ledger balances specific to each business included in the transaction.

b)	The goodwill and indefinite-lived intangible asset balances are allocated based on the relative fair values of the businesses being disposed of and the portion that will be retained.

c)
The trade account payables, accrued expenses, accrued employee costs and other accrued liabilities balances directly associated with the businesses included in the transaction were not assumed by GateHouse.

d)
Deferred income taxes (asset and liability) balances are eliminated based on the ratio of the temporary differences related to the group of assets and liabilities included in the transaction to Morris Publishing’s total temporary differences.

e)
Post retirement benefits are eliminated based upon the ratio of the number of non vested employee participants at each newspaper or business included in the transaction to Morris Publishing’s total non vested employee participants and vested retiree participants.

(c)	Other adjustments

1)
At the close of the transaction, GateHouse elected to pay $10 million of the $115 million purchase price in the form of a one-year promissory note due November 30, 2008 bearing interest at 8% per annum, with the remainder in cash.

2)
Reflects the Company’s utilization of the after-tax net proceeds from the transaction to prepay $85 million of the $175 million outstanding on the Company’s Tranche A Term Loan as required by the covenants of the Credit Agreement.

3)	Reflects the working capital adjustment payment by GateHouse to the Company at the close of the transaction.

4)
Reflects the Company’s utilization of the remaining net cash proceeds after the prepayment of the Tranche A Term Loan to prepay a portion of the income taxes due on the transaction gain. The Company is a single member limited liability company and is not subject to income taxes. However, the Company's results are included in the consolidated federal income tax return of Shivers Trading & Operating Company (the Company's ultimate parent corporation). Tax provisions are settled through the intercompany receivable account with its parent, Morris Communications Company, LLC ("Morris Communications") and Morris Communications makes income tax payments based on the results of the Company.

5)	Reflects the deferred loan costs expensed at the close of the transaction.

6)	Reflects the provision for income taxes on the gain resulting from the transaction. The tax provision is calculated based on the historical statutory tax rate.

2.	Adjustments to pro forma condensed consolidated statements of income

(a)	Morris Publishing Group

Reflects the Company's historical unaudited consolidated statements of income for the nine months September 30, 2007 and 2006 and the historical audited consolidated statements of income for the twelve months ended December 31, 2006, 2005 and 2004 as reported in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 and in the Company's Annual Report on Form 10-K for the year ended December, 31, 2006.

(b)	Businesses sold

Reflects the adjustment to eliminate the revenues and expenses related to the group of assets and liabilities included in the transaction which are included in the historical consolidated statements of income of the Company for the nine months ended September 30, 2007 and 2006 and  for the twelve months ended December 31, 2006, 2005 and 2004.

(c)	Other adjustments

1)
Represents the pro forma adjustment to the management fee and technology and shared services fee charged to the Company by its parent, Morris Communications Company, LLC (“Morris Communications”), under their management agreement. The Company’s management fee and technology and shared services fee was based on 4% and 2.5%, respectively, of its total net operating revenue for each period presented, with the adjustment reflecting the total fees based upon the total net operating revenues related to the group of assets and liabilities included in the sale to GateHouse.

2)	Reflects the income tax effect of combined pro forma adjustments. The pro forma provision for income taxes is based on the historical statutory tax rate for the periods presented.

3)
Represents adjustment to reflect the interest and loan amortization expense after the prepayment of the $85 million in the Company's Tranche A Term Loan (refer to footnote 1) for the periods presented.

The following table reflects the assumed interest rate and amounts of borrowings the pro forma interest expense calculation is based on and the pro forma deferred loan amortization cost calculation for each nine month and twelve month period presented:

(Dollars in thousands)
	As of November 30, 2007 (the closing date of the transaction)			Nine month periods	Twelve month periods

Interest expense	Total rate	Amount of borrowing		Pro forma interest expense	Pro forma interest expense
Revolving Credit Facility	7.059%*	$51,000	**	$2,700	$3,600
Tranche A Term Loan	6.125%	90,000		4,134	5,513
Senior Subordinated Debt	7.000%	300,000		15,750	21,000
		$441,000		$22,584	$30,113

*Includes commitment fee of .00375 per annum on unused revolving credit facility.
** Balance outstanding as of September 30, 2007
Loan amortization expense				Pro forma amortization expense	Pro forma amortization expense
Revolving Credit Facility				$235	$314
Tranche A Term Loan				87	116
Senior Subordinated Debt				726	968
				$1,048	$1,398

Total interest and loan amortization expense				$23,633	$31,510

Interest and Amortization Expense		Morris Publishing		Pro forma adjustment
Nine months ended September 30,2007		$28,345		$4,712
Nine months ended September 30,2006		27,535		3,903
Twelve months ended December 31, 2006		37,026			$5,516
Twelve months ended December 31, 2005		36,603			5,093
Twelve months ended December 31, 2004		32,113			603

4)
Assumes the $10 million one-year promissory note issued by GateHouse at the close of the transaction was paid in full on January 1, 2004 for all periods presented. The promissory note bears interest at 8% per annum.